Exhibit 10.11


                                                                       EXECUTION

                              REMARKETING AGREEMENT

     This REMARKETING AGREEMENT dated as of June 15, 2001 between INDIANAPOLIS POWER & LIGHT COMPANY (the "Company") and J.P. MORGAN SECURITIES INC. (the "Remarketing Agent"),

                                   WITNESSETH:

     WHEREAS, pursuant to an Indenture of Trust dated as of September 1, 1999 (the "Indenture") between the Indiana Development Finance Authority (the "Issuer") and National City Bank of Indiana, as trustee (the "Trustee"), the Issuer has issued its Exempt Facilities Revenue Refunding Bonds, Series 1999 (Indianapolis Power & Light Company Project) (the "Bonds") in the aggregate principal amount of $23,500,000, of which amount $17,350,000 remains outstanding; and

     WHEREAS, the Indenture provides that the owners of the Bonds (other than Auction Rate Bonds) will be entitled to have their Bonds purchased as provided therein; and

     WHEREAS, the Company believes that it is in its best interest to provide a mechanism for the remarketing of any Bonds tendered for purchase and for determining each Daily Rate, Weekly Rate, Commercial Paper Rate and Long-Term Interest Rate and each Commercial Paper Period as provided in the Indenture; and

     WHEREAS, the Remarketing Agent is willing to use its best efforts to remarket any Bonds so tendered upon the terms and subject to the conditions contained herein and in the Indenture and to determine each Daily Rate, Weekly Rate, Commercial Paper Rate and Long-Term Interest Rate and each Commercial Paper Period as provided herein and in the Indenture;

     WHEREAS, the Company originally designated A.G. Edwards & Sons, Inc. to serve as Remarketing Agent and the Company now wishes to designate J.P. Morgan Securities Inc. as Remarketing Agent, effective as of the date of this Remarketing Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms used herein that are not defined herein shall have the meanings given to them in the Indenture unless the context clearly indicates otherwise and, in addition, the following terms shall have the meanings set forth below:

     "Execution Date" shall mean the date of execution of this Remarketing Agreement by the parties.

     "1933 Act" shall mean the Securities Act of 1933, as amended.

     "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

     "1939 Act" shall mean the Trust Indenture Act of 1939, as amended.

     "Official Statement" shall mean the Official Statement dated September 9, 1999, with respect to the Bonds, as the same may be amended or supplemented pursuant to Section 8 hereof.

     "Performance Date" shall have the meaning set forth in Section 6 hereof.

     "Purchase Date" shall mean any date on which Bonds are subject to purchase pursuant to the Indenture.

     "Remarketing Agreement" shall mean this Remarketing Agreement, dated as of June 15, 2001, between the Company and the Remarketing Agent.

     2. Representations of the Company. The Company hereby represents to the Remarketing Agent that:

          (a) The Company has all requisite power and authority to execute, deliver and perform all of its obligations under this Remarketing Agreement and to consummate the transactions contemplated hereby.


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          (b) The  execution,  delivery and  performance  by the Company of this
     Remarketing Agreement has been duly authorized by all necessary action and do not and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Company, (ii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Company is a party or by which its assets or properties may be bound or affected or (iii) result in or require the creation or imposition of any lien, charge or other encumbrance upon or with respect to any of the assets or properties now owned or hereafter acquired by the Company.

          (c) No consent, approval or other action by or any registration with, notice to or filing with any person or any court or administrative or governmental body is or will be necessary for the valid execution, delivery or performance by the Company of this Remarketing Agreement, other than such consents and approvals that have heretofore been obtained, provided that no representation is made with respect to compliance with the securities or blue sky laws of the various states of the United States.

          (d) This Remarketing Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the qualifications that (i) enforceability of this Remarketing Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect generally affecting creditors' rights and (ii) enforceability of the indemnification provisions contained in Section 11(a) hereof may be limited by principles of public policy inherent in federal and state securities laws.

          (e) Nothing herein or in any certificate, notice or other written information furnished or to be furnished by the Company in connection with this Remarketing Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     3. Representations of the Remarketing Agent. The Remarketing Agent hereby represents to the Company that the Remarketing Agent is qualified and authorized to perform all of the duties imposed on it hereunder and under the Indenture and agrees to abide by all of the provisions of the Indenture insofar as it governs its activities as Remarketing Agent for the Bonds.

     4. Covenants of the Company. The Company covenants to the Remarketing Agent that:

          (a) The Company shall cooperate fully in providing the Remarketing Agent, and any prospective purchaser of any Bond or Bonds designated by the Remarketing Agent, with such information as may be reasonably requested by the Remarketing Agent and/or such prospective purchaser in connection with the remarketing of any Bond or Bonds hereunder.

          (b) The Company shall give the Remarketing Agent written notice of (i) each rating or change in the status of any rating of the Bonds by any national rating agency, (ii) each mandatory tender or call for redemption of one or more of the Bonds, and (iii) each amendment, modification or supplement to the Indenture, the Loan Agreement or the Reimbursement Agreement, if any.

          (c) Upon the request of the Remarketing Agent, which may be made from time to time, the Company shall cooperate with the Remarketing Agent to cause the Bonds to qualify for offer and sale under the blue sky laws or to qualify for investment under the laws of such jurisdictions as the Remarketing Agent may designate and the Company will promptly pay, or reimburse if paid by the Remarketing Agent, all reasonable fees and disbursements of counsel for the Remarketing Agent and all other expenses and filing fees in connection therewith; provided, however, that the Company shall not be required to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which they are not so qualified or to subject themselves to taxation in any jurisdiction in which they are not otherwise subject to taxation.

     5.  Duties of the  Remarketing  Agent.  (a) The  Remarketing  Agent  hereby


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accepts  and agrees to perform  the duties and  obligations  imposed  upon it as
Remarketing Agent under the Indenture and hereunder and agrees to keep such books and records relating thereto as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Issuer, the Trustee and the Company upon request. Each Daily Rate, Weekly Rate, Commercial Paper Rate and Long-Term Interest Rate and each Commercial Paper Period shall be determined by the Remarketing Agent as provided in the Indenture.

          (b) Upon receipt of written notice from the Trustee of an Event of Default under the Indenture, the Remarketing Agent shall not remarket or use any efforts to remarket any Bonds.

          (c) The Remarketing Agent shall hold all moneys delivered to it hereunder or under the Indenture for the purchase of Bonds as agent and bailee of, and in escrow for the exclusive benefit of, the Bondholder who shall have so delivered such monies until the Bonds purchased with such monies shall have been delivered to or for the account of such Bondholder.

          (d) During an Auction Rate Period, the Remarketing Agent shall approve
(which   approval   shall  not  be   unreasonably   withheld)   any   additional
Broker-Dealers selected by the Company.

     6. Conditions Precedent to the Obligations of the Remarketing Agent. The obligations of the Remarketing Agent to offer for sale and to use its best efforts to sell any Bond or Bonds hereunder shall be subject (i) to the accuracy in all material respects of the representations and warranties of the Company contained herein as of the date hereof and as of each and every date on which the Remarketing Agent shall offer for sale or use its best efforts to sell any Bond or Bonds hereunder (each such date being a "Performance Date"), (ii) to the performance by the Company of its obligations hereunder and (iii) to the following conditions:

          (a) At each Performance Date, this Remarketing Agreement, the Indenture and the Loan Agreement shall be in full force and effect, and shall not have been amended, modified or supplemented since the Execution Date except for any amendment, modification or supplement made in accordance with their terms and of which the Remarketing Agent has received written notice prior to such Performance Date.

          (b) Interest on the Bonds shall not be includable in the gross income of the owners thereof for federal income tax purposes; no registration under the 1933 Act shall be required in connection with the remarketing of the Bonds in accordance with the terms hereof; and the Indenture shall be exempt from qualification pursuant to the 1939 Act.

          (c) No Event of Default under the Indenture or event which, with notice or lapse of time, or both, would constitute an Event of Default, shall have occurred and be continuing.

          (d) The Bonds that have been tendered for purchase pursuant to optional or mandatory tender and would otherwise be subject to remarketing shall not have been called for redemption pursuant to the Indenture.

          (e)  None  of  the  following   events  shall  have  occurred  and  be
     continuing:

               (i) the United States shall have become engaged in hostilities which have resulted in a declaration of war or a national emergency or there shall have occurred any other outbreak, calamity or crisis on the financial markets of the United States being such as, in the reasonable opinion of the Remarketing Agent, would materially and adversely affect the ability of the Remarketing Agent to market the Bonds; or

               (ii) there shall have occurred a general suspension of trading on the New York Stock Exchange or the declaration of a general banking moratorium by the United States, the State of New York or the State of Indiana.

          (f) Prior to each Purchase Date the Remarketing Agent shall receive such further information, certificates and documents as it shall reasonably request.

          (g)  There  shall  have  been no  adverse  change  in the  properties,


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     business,  condition  (financial  or otherwise) or results of operations of the Company since the date of the Official Statement or the most recent amendment or supplement thereto that is material to the transactions contemplated by the Official Statement and this Remarketing Agreement.

     7. Fees of the Remarketing Agent. (a) Except during an Auction Rate Period, in consideration of the services to be performed by the Remarketing Agent under this Remarketing Agreement, the Company agrees to pay to the Remarketing Agent such amounts as are required to reimburse for or pay the reasonable expenses incurred (including, without limitation, the reasonable fees and disbursements of its counsel, and the expenses and costs of the preparation, printing, photocopying, execution and delivery of an amendment or supplement, if any, to the Official Statement), advances made (including, without limitation, the advancement of immediately available funds even though remarketing proceeds received by the Remarketing Agent may be next day funds) and compensation for services rendered pursuant to the Indenture or this Remarketing Agreement as described below.

          (b) The Remarketing Agent shall receive no compensation during an Auction Rate Period. While the Bonds bear interest at a Daily Rate, Weekly Rate or Commercial Paper Rate, the Company shall pay the Remarketing Agent, as compensation for its services hereunder, (i) an annual amount as may be agreed upon from time to time by the Company and the Remarketing Agent, payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each year, and (ii) a pro rata portion of such annual fee in respect of any period prior to the date on which the interest rate on the Bonds shall be converted to a Long-Term Interest Rate or the date on which this Remarketing Agreement shall be terminated pursuant to the provisions of Section 12 hereof (whichever is earlier), payable on the effective date of such conversion or the date of such termination. In connection with (a) each establishment of a Long-Term Interest Rate and during a Long-Term Interest Rate Period and (b) each conversion of the Bonds from a Long-Term Interest Rate to a Daily Rate, Weekly Rate or Commercial Paper Rate, the Company shall pay the Remarketing Agent for services rendered hereunder such amounts, payable at such times, as may be mutually agreed upon by the Company and the Remarketing Agent no later than 30 days prior to the effective date of such Long-Term Rate Period or conversion and shall reimburse the Remarketing Agent for its costs of document preparation, its costs of funds, its reasonable counsel fees and other out-of-pocket expenses in connection with such services. The Remarketing Agent will not be entitled to compensation hereunder for any period after a conversion of the interest rate on the Bonds to a Long-Term Rate or after this Remarketing Agreement shall be terminated except for a pro rata portion of the fee referred to in clause (ii) above. Neither the Issuer, the Trustee nor the owners of the Bonds shall have any responsibility, obligation or liability with respect to any payments hereunder.

     8. Furnishing of Offering Materials. (a) The Company agrees to furnish the Remarketing Agent with as many copies as the Remarketing Agent may reasonably request of the Official Statement and any amendment or supplement thereto (a "Supplement") and the Company agrees to furnish the Remarketing Agent with such other information with respect to the Company, the Project and the Bonds as the Remarketing Agent shall reasonably request from time to time. The Company agrees not to request the amendment or supplementation of the Official Statement or any Supplement prior to notifying the Remarketing Agent in writing of the proposed amendment or supplementation. If, at any time during the term of this Remarketing Agreement, any event known to the Company relating to or affecting the Company, the Project or the Bonds shall occur which materially affects the accuracy or completeness of any statement of a material fact contained in any Official Statement or any Supplement, the Company shall promptly notify the Remarketing Agent of the circumstances and details of such event, and if in the opinion of the Remarketing Agent such event requires the preparation and publication of a Supplement, the Company agrees, at the expense of the Company, to prepare a Supplement in a form and in a manner approved by the Remarketing Agent. The Company shall provide such certificates and opinions of counsel with respect to the accuracy and completeness of any Supplement as may be requested by the Remarketing Agent.

          (b) The Company and the Remarketing Agent acknowledge that the Remarketing Agent may be obligated to comply with applicable provisions of Rule 15c2-12 under the 1934 Act in connection with certain remarketings of the Bonds, including a remarketing upon a conversion of the interest rate on the Bonds from a Daily, Weekly or Commercial Paper Rate to a Long-Term Rate or an Auction Rate. The Company agrees to cooperate with the Remarketing Agent to enable the Remarketing Agent to comply with applicable provisions of Rule 15c2-12,


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including  the  preparation  of  a  disclosure  document   satisfactory  to  the
Remarketing Agent and its counsel, "deeming final" such disclosure document as provided in Rule 15c2-12, providing sufficient copies of such disclosure
document  within  the  time  required  by  Rule  15c2-12   (together  with  such
certificates   and  opinions  of  counsel  with  respect  to  the  accuracy  and completeness of such disclosure document as may be requested by the Remarketing Agent) entering into an undertaking to provide continuing information as required by Rule 15c2-12, and taking all such other action as may be requested by the Remarketing Agent so as to enable the Remarketing Agent to comply with applicable provisions of Rule 15c2-12.

     9. No Agency; Remarketing Agent Not Acting As Underwriter. (a) In connection with the Auction Rate Bonds, the Remarketing Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust of or with any of the beneficial owners or registered owners of Auction Rate Bonds.

          (b) When the Bonds bear interest at a Daily, Weekly, Commercial Paper or Long-Term Interest Rate, in carrying out its duties hereunder, the Remarketing Agent shall act solely as the agent of the owners from time to time of the Bonds, and the Remarketing Agent's responsibility is limited to the use of its best efforts to solicit offers to purchase the Bonds.

          (c) The Remarketing Agent is not obligated to buy or take any position in the Bonds for its own account, but may from time to time purchase, hold, sell and deal in the Bonds for its own account or as broker or agent for others and may do anything any other Bondholder may do to the same extent as if the Remarketing Agent were not serving as such.

     10. Limitation on Liability of Remarketing Agent. (a) The Remarketing Agent and its officers or employees shall incur no liability to the Company or any person with respect to the validity of the Bonds or for its actions as Remarketing Agent pursuant to the terms of this Remarketing Agreement and the Indenture except for its willful misconduct or negligence.

          (b) The Remarketing Agent shall incur no liability for, or in respect of, any action taken or omitted to be taken, or suffered by it in reliance upon the Indenture, any Bonds, written instruction, notice, request, direction, certificate, consent, report, affidavit, statement, order or other instrument, paper document or communication reasonably believed by it in good faith to be genuine and on which it reasonably believes it is entitled to rely. Any order, certificate, affidavit, instruction, notice, request, direction, statement or other comment from the Company or given by it and sent, delivered or directed to the Remarketing Agent under, pursuant to, or as permitted by, any provision of this Agreement shall be sufficient for purposes of this Agreement if such comment is in writing and signed by any officer of the Company. No party shall be liable for any default resulting from force majeure, which shall be deemed to include any circumstances beyond the reasonable control of the party affected. No action, regardless of form arising out of or pertaining to the role of the Remarketing Agent hereunder may be brought by any party hereto or beneficiary hereby beyond the period stated in the applicable statute of limitations.

          (c) The Remarketing Agent may consult with counsel satisfactory to it (selected with due care), and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken or omitted to be taken or suffered by it hereunder in good faith and in accordance with the advice of such counsel.

     11. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Remarketing Agent and any officer or employee of the Remarketing Agent and each person, if any, who controls the Remarketing Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Official Statement or any Supplement (including any documents incorporated by reference therein), or the Official Statement or any Supplement as it may be amended or supplemented, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each of them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Official Statement


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and any  Supplement,  or the Official  Statement and any Supplement as it may be
amended or supplemented, in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agent for use therein describing its role as Remarketing Agent, and provided further that this indemnity shall not inure to the benefit of the Remarketing Agent (or of any person controlling the Remarketing Agent) on account of any losses, claims, damages or liabilities arising from a sale of Bonds to any person if the Remarketing Agent failed to deliver a copy of the Official Statement and any Supplement, as the same may then be supplemented or amended, to such person and the delivery thereof would have been a valid defense to the action from which such loss, claim, damage or liability arose. For purposes of the second proviso to the immediately preceding sentence, the term Official Statement and any Supplement shall not be deemed to include the documents incorporated or deemed incorporated therein by reference, and the Remarketing Agent shall not be obligated to send or give any supplement or amendment to any document incorporated or deemed incorporated by reference in the Official Statement and any Supplement to any person other than a person to whom the Remarketing Agent has delivered such incorporated documents in response to a written request therefor. The indemnity agreement in this subdivision (a) shall be in addition to any liability which the Company may otherwise have and shall extend upon the same terms and conditions to each person, if any, who controls the Remarketing Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act.

          (b) The Remarketing Agent agrees to indemnify and hold harmless the Company and any officer or employee of the Company against any losses, claims, damages or liabilities to which the Company or any officer or employee of the Company may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Official Statement and any Supplement, or the Official Statement and any Supplement as it may be amended or supplemented, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Official Statement and any Supplement, or the Official Statement and any Supplement as it may be amended or supplemented, in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agent for use therein to describe its role as Remarketing Agent, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim. The indemnity agreement contained in this subdivision (b) shall be in addition to any liability which the Remarketing Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act.

          (c) Promptly after receipt by an indemnified  party under  subdivision
(a) or (b) above of the notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subdivision, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subdivision. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel selected by the indemnifying party, but reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 11 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel representing the indemnified parties under subdivision (a) or (b), as the case may be, who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final judgment for the plaintiff not appealed by the indemnifying party, the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against loss or liability by reason of such settlement or judgment to the extent required hereby.

          (d) If the indemnification provided for in paragraphs (a) or (b) of this Section 11 is held by a court to be unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party in lieu of indemnifying such indemnified party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Remarketing Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations, including relative benefit. The relative fault of the Company on the one hand and of the Remarketing Agent on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Remarketing Agent and, with respect to the party supplying such information, that party's intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Remarketing Agent agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 11, the Remarketing Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Bonds remarketed by the Remarketing Agent and distributed to the public were offered to the public exceeds the amount of any damages which the Remarketing Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     12. Term. This Remarketing Agreement will terminate upon the earlier of (a) the effective date of a Long-Term Interest Rate Period which extends to the day before the stated maturity of the Bonds, (b) the date on which the Bonds are no longer Outstanding under the Indenture and are not subject to tender for purchase by the owners thereof prior to the stated maturity thereof, or (c) the effective date of any resignation or removal of the Remarketing Agent in accordance with the Indenture. The Remarketing Agent will resign, if requested by the Company in writing, and may resign at any time as provided in the Indenture. Following termination, the provisions of Sections 7 and 11 will continue in effect as to transactions prior to the date of termination, and each party will pay the other any amounts owing at the time of termination.

     13. Notice. (a) Except for communications authorized to be by telephone under the Indenture, all notices, requests or other communications to be given under this Remarketing Agreement shall be given in writing, delivered by hand or by first class mail, and if by mail, by being deposited in the United States mail, addressed to the party to which such notice is to be given. Unless otherwise provided, the respective addresses for the Company and the Remarketing Agent for notices which are or may be required to be given hereunder are as follows:

         If to the Remarketing Agent:

                  J.P. Morgan Securities Inc.
                  60 Wall Street, 33rd Floor
                  New York, New York 10260
                  Attention:  Short-Term Desk
                  Telecopy:  (212) 648-5916

         If to the Issuer:

                  Indiana Development Finance Authority
                  One North Capitol, Suite 320
                  Indianapolis, IN  46204
                  Attention: Secretary Manager
                  Telephone: (317) 233-4332
                  Telecopy: (317) 232-6786

         If to the Company:

                  Indianapolis Power & Light Company
                  One Monument Circle
                  PO Box 1595
                  Indianapolis, Indiana 46206-1595
                  Attention: Director, Financial Services
                  Telephone: (317) 261-8670
                  Telecopy: (317) 630-0609

         If to the Auction Agent, Registrar or Tender Agent (while the Bonds are Auction Rate Bonds):

                  Bankers Trust
                  Four Albany Street
                  New York, New York 10006
                  Attention:  Corporate Trust & Agency Services
                  Telephone:  (212) 250-6850
                  Telecopy: (212) 250-6688

         If to the Trustee, Registrar or Tender Agent (while the Bonds are not Auction Rate Bonds):

                  National City Bank of Indiana
                  101 West Washington Street, Suite 655 S
                  Indianapolis, Indiana 46355
                  Attention:  Corporate Trust Department
                  Telephone: (317) 267-8872
                  Telecopy: (317) 267-7658

Each entity listed above may change the address for service of notice upon it by a notice in writing to the other entities named above. Each such notice, request or communication shall be effective when delivered at the address specified herein.

          (b) The Remarketing Agent may rely upon, and is authorized to honor, any telephonic requests or directions or requests or directions by telecopy which the Remarketing Agent reasonably believes in good faith to emanate from an authorized representative of the Company. Any telephonic request or direction to the Remarketing Agent shall promptly be confirmed in writing, provided, however, that failure to receive any such notice shall not affect the authority of the Remarketing Agent to rely and act upon such request or direction.

     14. Amendment, Modification and Waiver. The provisions of this Remarketing Agreement may not be amended, modified or waived unless such amendment, modification or waiver is in writing and signed by the party against which enforcement is sought.

     15. Acceptance Under Indenture. This Remarketing Agreement shall constitute the acceptance of the Remarketing Agent of its duties and obligations under the Indenture. The Remarketing Agent hereby designates its address as set forth in
Section 13 of this Remarketing Agreement as that of its principal office.

     16. Governing Law. This Remarketing Agreement shall be governed by the laws of the State of Indiana without giving effect to the principles of conflicts of law thereof.

     17.   Counterparts.   This   Remarketing   Agreement  may  be  executed  in
counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have signed their names as of this 15th day of June, 2001.


                                             INDIANAPOLIS POWER & LIGHT COMPANY


                                             By:  /s/ William H. Henley
                                                  ------------------------------
                                                  Title:  President


                                             J.P. MORGAN SECURITIES INC.


                                             By:  /s/ Diana L. Hoadley
                                                  ------------------------------
                                                  Title:  Vice President